Tortoise North American Energy Corp.

TYN LISTED NYSE

Yield

Growth

Quality

2013 3rd Quarter Report

August 31, 2013

...Steady Wins®

Company at a Glance

Tortoise North American Energy Corp. (NYSE: TYN) is a non-diversified closed-end investment company focused primarily on investing in equity securities of companies in the energy sector with their primary operations in North America, including oil and gas exploitation, energy infrastructure and energy shipping companies. Our investments are primarily in Master Limited Partnerships (MLPs) and their affiliates, but may also include Canadian royalty and income trusts, common stock, debt and other securities issued by energy companies that are not MLPs.

Investment Goals: Yield, Growth and Quality

TYN seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in companies in the energy sector with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us.

TYN seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in TYN, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About U.S. Energy Infrastructure Master Limited Partnerships (MLPs)

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 100 MLPs in the market in industries related to energy and natural resources. We invest primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.

TYN Investment Features

We provide stockholders an alternative to investing directly in MLPs and their affiliates. We offer investors the opportunity to receive an attractive distribution return with a historically low return correlation to returns on stocks and bonds.

Additional features include:

  One Form 1099 per stockholder at the end of the year, multiple K-1s and multiple state filings for individual partnership investments;
  A professional management team, with more than 130 years combined investment experience;
  The ability to access investment grade credit markets to enhance stockholder return; and
  Access to direct placements and other investments not available through the public market.

September 15, 2013

Dear Fellow Stockholders,

Equity market performance was uneven over the summer months, with the S&P 500® registering gains in July but declines for both June and August. The broad market index closed the three month period with a paltry 0.7 percent gain and a much healthier 17.2 percent return for the fiscal year to date ending Aug. 31, 2013. Disappointing data on manufacturing and new home sales in July set the tone for a downbeat August that erased much of July’s gains. Early in August, U.S. unemployment dropped to its lowest level since December 2008, renewing speculation that the Federal Reserve may begin to taper its quantitative easing. Additional headwinds in August included an escalation of the crisis in Syria and economic data showing sluggish consumer spending. Against this uneven backdrop, midstream MLPs outperformed the broader market while upstream MLPs underperformed.

Master Limited Partnership Sector Review

The Tortoise MLP Index® posted a 0.7 percent and 16.7 percent total return for the three and nine months ending Aug. 31, 2013, respectively. MLPs’ performance during the quarter was markedly lower than in previous fiscal quarters, largely in response to concern and uncertainty around rising interest rates, as well as the digestion of increased equity offerings and some compression in crude oil location price differentials that had previously been at record levels. Midstream MLPs dramatically outperformed upstream MLPs for the quarter and by a wide margin for the fiscal year to date, as reflected by the Tortoise Midstream MLP Index’s 19.4 percent fiscal year-to-date return as compared to the Tortoise Upstream MLP Index’s -4.0 percent return for the same period. This outperformance was driven by midstream MLPs’ solid fundamentals, strong underlying distribution growth and continued infrastructure build-out in support of robust production out of North American shales, as well as some market and regulatory pressures faced by certain upstream MLPs.

The upstream sector of the energy value chain continues to benefit from escalating volumes of oil and natural gas production, which in turn benefits the midstream sector by driving infrastructure build-out. To put this production growth into perspective, consider that domestic crude oil production rose 17.4 percent from July 2012 to July 2013, averaging a 25-year high of nearly 7.5 million barrels per day.1 By 2020, oil production may approach 10 million barrels per day.2 The natural gas production numbers are equally astounding. It is estimated that U.S. natural gas production, which effectively has eliminated U.S. dependency on foreign gas imports, will reach nearly 74 billion cubic feet per day by the end of this decade, an increase of 50 percent since 2005.3 We continue to project more than $50 billion in MLP growth projects from 2013 through 2015 to support this activity.

Capital markets are humming, with MLPs raising approximately $32 billion in equity and $23 billion in debt fiscal year to date through August 31st. This included the launch of four new midstream MLP initial public offerings during the fiscal quarter. Fiscal year to date, 12 MLPs have gone public, raising total proceeds of $3.2 billion. Merger and acquisition (M&A) activity also has been vigorous, with announced MLP transactions totaling nearly $40 billion fiscal year to date, including more than $16 billion in the quarter. The largest announced MLP transactions in the quarter were Spectra Energy Corporation’s planned drop down of midstream assets to its respective MLP and BreitBurn Energy Partners’ pending acquisition of acreage from Whiting Petroleum Corp. Both transactions are pending.

Fund Performance Review

The fund’s total assets increased marginally during the quarter to $253.3 million on Aug. 31, 2013. The fund’s market-based total return was -9.8 percent and 15.4 percent (both including the reinvestment of distributions) for the three and nine months ending Aug. 31, 2013. The fund’s NAV-based total return was 2.1 percent and 14.5 percent for the same periods. For the first two fiscal quarters, the fund’s market total return outperformed its NAV return; however, during the third quarter, the fund’s market total return underperformed its NAV return, erasing the market price premium that existed at the start of the quarter.

During the fiscal quarter, the fund’s asset performance was boosted by its exposure to natural gas pipeline, refined product pipeline and gathering and processing MLPs. Refined product pipeline MLPs specifically saw a boost from a favorable tariff escalator (PPI + 2.65 percent) and, along with natural gas pipeline MLPs, the ongoing investment in energy infrastructure to support the country’s emerging supply basins. Gathering and processing MLPs benefitted from a growing fee-based profile. M&A activity also positively impacted performance as assets migrated to MLPs from larger integrated energy companies. On a broader basis, crude oil pipelines experienced some downward pressure during the quarter due in part to narrowing of location price differentials. However, this was mitigated by the fund’s

(Unaudited)

2013 3rd Quarter Report       1

specific holdings, which were generally less affected. Upstream MLPs also provided some headwinds, driven in part by the Securities and Exchange Commission’s inquiry into non-GAAP financial measures and hedging strategies of Linn Energy, LLC, the largest upstream MLP and a small portfolio holding of the fund; this was mitigated in part by the fund’s security selection within the sector.

The fund paid a distribution of $0.40 per common share ($1.60 annualized) to stockholders on Sept. 3, 2013, an increase of 0.6 percent quarter over quarter and 2.6 percent year over year. This distribution represented an annualized yield of 5.8 percent based on the fund’s third fiscal quarter closing price of $27.72. The distribution payout coverage (distributable cash flow divided by distributions) for the fiscal quarter was 105.6 percent, reflective of our emphasis on sustainability. The fund ended the period with leverage (bank debt) at 13.0 percent of total assets. Additional information about the fund’s performance, distributions and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding Thoughts

The unconventional oil and gas revolution taking place in North America today is profoundly altering the energy landscape. Prolific oil and gas production is creating opportunities for energy companies across the energy value chain, including MLPs. We remain enthusiastic about these prospects and about the future of North American energy. We look forward to serving you as your professional investment adviser as this compelling story continues.

Sincerely,
The Managing Directors
Tortoise Capital Advisors L.L.C.
The adviser to Tortoise North American Energy Corp.

P. Bradley Adams	H. Kevin Birzer	Zachary A. Hamel

Kenneth P. Malvey	Terry Matlack	David J. Schulte

[1] American Petroleum Institute, 2013
[2] Citi, 2012
[3] Energy Information Administration, 2013

The Tortoise MLP Index® is a float-adjusted, capitalization weighted index of energy master limited partnerships (MLPs). The Tortoise Midstream MLP Index, a sub-index of the Tortoise MLP Index®, is comprised of all constituents included in the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines and Refined Products Pipelines. The Tortoise Upstream MLP IndexSM is comprised of all constituents included in the Tortoise MLP Index’s Coal and Oil & Gas Production sub sector indices. The S&P 500 Index® is an unmanaged market-value-weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

(Unaudited)

2       Tortoise North American Energy Corp.

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2012		2013
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions received from master limited partnerships	$3,221	$3,257	$3,298	$3,423	$3,352
Dividends paid in stock	218	241	250	205	211
Dividends from common stock	87	79	53	63	65
Interest and dividend income	—	1	—	—	—
Total from investments	3,526	3,578	3,601	3,691	3,628
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees	535	559	570	640	649
Other operating expenses	119	111	129	123	121
	654	670	699	763	770
Distributable cash flow before leverage costs and current taxes	2,872	2,908	2,902	2,928	2,858
Leverage costs(2)	190	190	189	193	192
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$2,682	$2,718	$2,713	$2,735	$2,666
As a percent of average total assets(5)
Total from investments	6.51%	6.33%	6.24%	5.77%	5.59%
Operating expenses before leverage costs and current taxes	1.21%	1.19%	1.21%	1.19%	1.19%
Distributable cash flow before leverage costs and current taxes	5.30%	5.14%	5.03%	4.58%	4.40%
As a percent of average net assets(5)
Total from investments	8.97%	8.86%	8.83%	8.19%	8.01%
Operating expenses before leverage costs and current taxes	1.66%	1.66%	1.71%	1.69%	1.70%
Leverage costs and current taxes	0.48%	0.47%	0.46%	0.43%	0.42%
Distributable cash flow	6.83%	6.73%	6.66%	6.07%	5.89%

Selected Financial Information
Distributions paid on common stock	$2,455	$2,473	$2,489	$2,507	$2,524
Distributions paid on common stock per share	0.3900	0.3925	0.3950	0.3975	0.4000
Distribution coverage percentage for period(6)	109.2%	109.9%	109.0%	109.1%	105.6%
Net realized gain, net of income taxes, for the period	2,791	7,239	1,513	6,156	2,661
Total assets, end of period	224,011	225,988	244,726	252,597	253,294
Average total assets during period(7)	215,393	227,259	234,107	253,747	257,322
Leverage(8)	31,000	34,800	32,400	32,900	32,900
Leverage as a percent of total assets	13.8%	15.4%	13.2%	13.0%	13.0%
Net unrealized appreciation, end of period	62,950	58,204	70,500	71,249	72,694
Net assets, end of period	160,792	160,717	171,777	175,468	176,768
Average net assets during period(9)	156,379	162,512	165,339	178,907	179,673
Net asset value per common share	25.54	25.51	27.26	27.82	28.01
Market value per common share	25.69	25.06	28.12	31.18	27.72
Shares outstanding (actual)	6,295,750	6,301,191	6,301,191	6,306,162	6,310,801

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on MLP distributions and the value of paid-in-kind distributions; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of short-term borrowings.
(9)	Computed by averaging daily net assets within each period.

2013 3rd Quarter Report       3

Management's Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise North American Energy Corp.’s (“TYN” or the “Company”) investment objective is to seek a high level of total return for our stockholders, with an emphasis on distribution income paid to stockholders. Our investment strategy requires us to invest at least 80 percent of our total assets in equity securities of companies in the energy sector with their primary operations in North America, including energy infrastructure, oil and gas production and energy shipping companies. The equity securities of the energy companies purchased by TYN consist primarily of interests in MLPs. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. We invest primarily in MLPs through public market and private purchases. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not typically generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Total assets increased approximately $0.7 million during the 3rd quarter, primarily as a result of increased market values of our MLP investments. Average total assets for the quarter increased as compared to 2nd quarter 2013, resulting in increased asset-based expenses. Distribution increases from our MLP investments were in-line with our expectations. Total leverage as a percent of total assets remained unchanged compared to the prior quarter-end and we increased our quarterly distribution to $0.40 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others, distributable cash flow (“DCF”), realized and unrealized gains, leverage amounts and rates, current and deferred taxes payable, and potential volatility in returns from our investments and the overall market. While the Board considers many factors in determining distributions to stockholders, particular emphasis is given to DCF and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders and is discussed in more detail below. Over the long term, we expect to distribute substantially all of our DCF to holders of common stock. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is distributions received from investments, less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on our net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including expense reimbursement, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, other leverage expenses, and taxes paid on net investment income. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

4       Tortoise North American Energy Corp.

Management's Discussion (Unaudited) (Continued)

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.

We concentrate on investments we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams.

Total distributions received from our investments for the 3rd quarter 2013 were approximately $3.6 million. This represents a 1.7 percent decrease as compared to 2nd quarter 2013 and an increase of 2.9 percent as compared to 3rd quarter 2012. These changes reflect increases in per share distribution rates on our MLP investments and the impact of various portfolio trading activity. In addition, one portfolio company changed the timing of its distribution payment which shifted approximately $49,900 of distributions to TYN from the 3rd quarter 2013 to future quarters.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.19 percent of average total assets for the 3rd quarter 2013 as compared to 1.21 percent for the 3rd quarter 2012 and 1.19 percent for the 2nd quarter 2013.

Advisory fees for the 3rd quarter 2013 increased 1.4 percent from 2nd quarter 2013 as a result of increased average managed assets for the quarter as discussed above. Other operating expenses decreased slightly as compared to 2nd quarter 2013.

Leverage costs consist of two major components: (1) the direct interest expense, which will vary from period to period as our margin borrowing facility has a variable interest rate, and (2) the realized and unrealized gain or loss on our interest rate swap settlements. Detailed information on our margin borrowing facility is included in the Liquidity and Capital Resources section below.

Total leverage costs for DCF purposes were approximately $192,000 for the 3rd quarter 2013, a slight decrease as compared to the 2nd quarter 2013. Our average annualized total cost of leverage, including interest rate swaps, was 2.23 percent as of August 31, 2013.

As indicated in Note 9 of our Notes to Financial Statements, we have entered into $25 million notional amount of interest rate swap contracts with The Bank of Nova Scotia in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. TYN has agreed to pay The Bank of Nova Scotia a fixed rate while receiving a floating rate based upon the 1-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (The Bank of Nova Scotia pays TYN the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (TYN pays The Bank of Nova Scotia the net difference). The interest rate swap contracts have a weighted average fixed rate of 1.70 percent and weighted average remaining maturity of approximately 5.0 years at August 31, 2013. This swap arrangement effectively fixes the cost of approximately 76 percent of our outstanding leverage as of August 31, 2013 over the remaining swap period.

Interest accrues on the margin facility at a rate equal to 1-month LIBOR plus 0.85 percent and unused balances are subject to a fee of 0.25 percent. The annual rate of leverage may vary in future periods as a result of changes in LIBOR, the utilization of our margin facility, and maturity of our interest rate swap contracts. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 3rd quarter 2013, our DCF was approximately $2.7 million, a decrease of 0.6 percent as compared to 3rd quarter 2012 and a decrease of 2.5 percent as compared to 2nd quarter 2013. The changes are the net result of changes to distributions and expenses as outlined above. We declared a distribution of $2.5 million, or $0.40 per share, during the quarter. This represents an increase of $0.01 per share as compared to 3rd quarter 2012 and an increase of $0.0025 per share as compared to 2nd quarter 2013.

Our distribution coverage ratio was 105.6 percent for 3rd quarter 2013, a decrease in the coverage ratio of 3.6 percent as compared to 3rd quarter 2012 and a decrease of 3.5 percent as compared to 2nd quarter 2013. These decreases are primarily due to the change in timing of receipt of distribution payments as described above. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A distribution coverage ratio of greater than 100 percent provides flexibility for on-going management of the portfolio, changes in leverage costs, the impact of taxes from realized gains and other expenses. An on-going distribution coverage ratio of less than 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions. We expect to allocate a portion of the projected future growth in DCF to increase distributions to stockholders while also continuing to build critical distribution coverage to help preserve the sustainability of distributions to stockholders for the years ahead.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 2013 YTD and 3rd quarter 2013 (in thousands):

	2013	3rd Qtr
	YTD	2013
Net Investment Loss, before Income Taxes	$(2,299)	$(547)
Adjustments to reconcile to DCF:
Dividends paid in stock	666	211
Distributions characterized as return of capital	10,032	3,098
Interest rate swap expenses	(285)	(96)
DCF	$8,114	$2,666

2013 3rd Quarter Report       5

Management's Discussion (Unaudited) (Continued)

Liquidity and Capital Resources

We had total assets of $253 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During 3rd quarter 2013, total assets increased by approximately $0.7 million, primarily due to an increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions).

Total leverage outstanding at August 31, 2013 was $32.9 million, unchanged as compared to May 31, 2013. Total leverage represented 13.0 percent of total assets at August 31, 2013, unchanged as compared to May 31, 2013 and a decrease from 13.8 percent at August 31, 2012. Our leverage as a percent of total assets remains below our long-term target level of 20 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 25 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We have used leverage to acquire securities consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 8 in the Notes to Financial Statements. Our coverage ratio is updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Income Taxes

We invest in partnerships that generally have cash distributions in excess of their income for accounting and tax purposes. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to preferred shares (if any) and then to the common shares.

In the event we have E&P allocated to our common shares, all or a portion of our distribution will be taxable at the Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The QDI rate is variable based on the taxpayer’s taxable income. The portion of our distribution that is taxable may vary for either of two reasons. First, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

E&P for 2012 exceeded total distributions to stockholders. As a result, for tax purposes, distributions to common stockholders for the year ended 2012 were 100 percent qualified dividend income. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the year ended 2012 was 100 percent return of capital. We currently estimate that 80 to 100 percent of 2013 distributions will be characterized as qualified dividend income for tax purposes, with the remaining percentage, if any, characterized as return of capital. A final determination of the characterization will be made in January 2014.

As of November 30, 2012, we had approximately $7 million in capital loss carryforwards. As of August 31, 2013, we estimate that we have utilized our capital loss carryforward due to net capital gains realized. As of November 30, 2012, we had approximately $13 million in net operating losses. To the extent we have taxable income in the future that is not offset by net operating losses, we will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets or borrowings.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At August 31, 2013, our investments are valued at $253.2 million, with an adjusted cost of $158.0 million. The $95.2 million difference reflects unrealized gain that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a net deferred tax liability or net deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforwards and net operating losses. At August 31, 2013, the balance sheet reflects a net deferred tax liability of approximately $40.4 million or $6.40 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. Details of our taxes are disclosed in Note 5 in our Notes to Financial Statements.

6       Tortoise North American Energy Corp.

Schedule of Investments August 31, 2013
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 140.8%(1)

Crude/Refined Products Pipelines — 46.2%(1)
United States — 46.2%(1)
Buckeye Partners, L.P.(2)	180,600	$12,642,000
Enbridge Energy Partners, L.P.(2)	290,604	8,665,811
Genesis Energy L.P.	21,706	1,056,431
Holly Energy Partners, L.P.(2)	95,360	3,388,141
Magellan Midstream Partners, L.P.(2)	301,400	16,353,964
MPLX LP	86,500	3,088,050
NuStar Energy L.P.(2)	115,000	4,796,650
Oiltanking Partners, L.P.	24,900	1,207,650
Phillips 66 Partners LP	40,200	1,236,954
Plains All American Pipeline, L.P.(2)	301,900	15,264,064
Rose Rock Midstream, L.P.	19,042	622,102
Sunoco Logistics Partners L.P.(2)	158,440	10,178,186
Tesoro Logistics L.P.(2)	57,800	3,098,080
		81,598,083
Natural Gas/Natural Gas Liquids Pipelines — 63.2%(1)
United States — 63.2%(1)
Boardwalk Pipeline Partners, L.P.(2)	165,400	4,971,924
El Paso Pipeline Partners, L.P.(2)	370,310	15,453,036
Energy Transfer Equity, L.P.(2)	110,400	7,102,032
Energy Transfer Partners, L.P.(2)	206,800	10,602,636
Enterprise Products Partners L.P.(2)(3)	293,700	17,451,654
EQT Midstream Partners, L.P.	60,200	2,882,978
Inergy Midstream, L.P.	142,900	3,320,996
Kinder Morgan Energy Partners, L.P.(2)	59,000	4,812,040
Kinder Morgan Management, L.L.C.(2)(4)	162,503	12,974,261
ONEOK Partners, L.P.(2)	93,800	4,651,542
Regency Energy Partners L.P.(2)	392,400	10,606,572
Spectra Energy Partners, L.P.(2)	139,500	5,814,360
TC PipeLines, L.P.(2)	27,000	1,304,640
Williams Partners L.P.(2)	196,900	9,713,077
		111,661,748
Natural Gas Gathering/Processing — 19.7%(1)
United States — 19.7%(1)
Access Midstream Partners, L.P.(2)	139,200	6,348,912
Crestwood Midstream Partners, L.P.	42,700	1,107,638
DCP Midstream Partners, L.P.(2)	130,100	6,235,693
MarkWest Energy Partners, L.P.(2)	92,400	6,171,396
Summit Midstream Partners, LP	45,300	1,493,994
Targa Resources Partners L.P.(2)	134,400	6,566,784
Western Gas Equity Partners, LP	41,104	1,618,675
Western Gas Partners L.P.(2)	90,700	5,363,998
		34,907,090
Oil and Gas Production — 10.4%(1)
United States — 10.4%(1)
BreitBurn Energy Partners L.P.(2)	181,288	3,203,359
EV Energy Partners, L.P.(2)	72,900	2,660,121
Legacy Reserves, L.P.(2)	131,663	3,552,268
Linn Energy, LLC(2)	206,400	4,976,304
Pioneer Southwest Energy Partners L.P.	47,800	1,955,020
Vanguard Natural Resources, LLC(2)	78,000	2,141,100
		18,488,172
Marine Transportation — 1.3%(1)
Republic of the Marshall Islands — 1.3%(1)
Teekay LNG Partners L.P.(2)	53,500	2,251,280
Total Master Limited Partnerships and
Related Companies (Cost $154,843,697)		248,906,373

Common Stock — 2.3%(1)

Marine Transportation — 0.7%(1)
Republic of the Marshall Islands — 0.7%(1)
Teekay Offshore Partners L.P.(2)	42,400	1,347,048
Other — 1.6%(1)
Republic of the Marshall Islands — 1.6%(1)
Seadrill Partners LLC	90,000	2,787,300
Total Common Stock (Cost $2,993,360)		4,134,348

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.05%(5) (Cost $129,757)	129,757	129,757
Total Investments — 143.2%(1)
(Cost $157,966,814)		253,170,478
Interest Rate Swap Contracts — (0.0%)(1)
$25,000,000 notional — Unrealized Depreciation(6)		(93,060)
Other Assets and Liabilities — (43.2%)(1)		(76,309,535)
Total Net Assets Applicable to Common
Stockholders — 100.0%(1)		$176,767,883

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 8 to the financial statements for further disclosure.
(3)	All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $93,060.
(4)	Security distributions are paid-in-kind.
(5)	Rate reported is the current yield as of August 31, 2013.
(6)	See Note 9 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

2013 3rd Quarter Report       7

Statement of Assets & Liabilities August 31, 2013
(Unaudited)

Assets
Investments at fair value (cost $157,966,814)	$253,170,478
Distributions receivable from master limited partnerships	16,185
Prepaid expenses and other assets	106,973
Total assets	253,293,636
Liabilities
Payable to Adviser	440,937
Distributions payable to common stockholders	2,524,325
Accrued expenses and other liabilities	155,701
Unrealized depreciation of interest rate swap contracts	93,060
Deferred tax liability	40,411,730
Short-term borrowings	32,900,000
Total liabilities	76,525,753
Net assets applicable to common stockholders	$176,767,883
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,310,801 shares issued and
outstanding (100,000,000 shares authorized)	$6,311
Additional paid-in capital	89,858,814
Accumulated net investment loss, net of income taxes	(3,537,695)
Undistributed net realized gain, net of income taxes	17,745,994
Net unrealized appreciation of investments and
interest rate swap contracts, net of income taxes	72,694,459
Net assets applicable to common stockholders	$176,767,883
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$28.01

Statement of Operations
Period from December 1, 2012 through August 31, 2013
(Unaudited)

Investment Income
Distributions from master limited partnerships	$10,072,607
Less return of capital on distributions	(10,032,250)
Net distributions from master limited partnerships	40,357
Dividend income	180,979
Dividends from money market mutual funds	152
Total Investment Income	221,488
Operating Expenses
Advisory fees	1,858,405
Professional fees	119,365
Administrator fees	74,389
Directors’ fees	38,494
Stockholder communication expenses	37,772
Fund accounting fees	29,709
Registration fees	18,446
Custodian fees and expenses	10,222
Stock transfer agent fees	9,056
Other operating expenses	35,433
Total Operating Expenses	2,231,291
Leverage Expenses
Interest expense	289,217
Total Expenses	2,520,508
Net Investment Loss, before Income Taxes	(2,299,020)
Deferred tax benefit	780,294
Net Investment Loss	(1,518,726)
Realized and Unrealized Gain on Investments
and Interest Rate Swaps
Net realized gain on investments	15,920,156
Net realized loss on interest rate swap settlements	(283,331)
Net realized gain, before income taxes	15,636,825
Deferred tax expense	(5,307,180)
Net realized gain on investments and
interest rate swaps	10,329,645
Net unrealized appreciation of investments	20,666,146
Net unrealized appreciation of interest rate swap contracts	1,269,253
Net unrealized appreciation, before income taxes	21,935,399
Deferred tax expense	(7,444,933)
Net unrealized appreciation of investments
and interest rate swap contracts	14,490,466
Net Realized and Unrealized Gain on Investments
and Interest Rate Swaps	24,820,111
Net Increase in Net Assets Applicable to
Common Stockholders Resulting from Operations	$23,301,385

See accompanying Notes to Financial Statements.

8       Tortoise North American Energy Corp.

Statement of Changes in Net Assets
	Period from
	December 1, 2012
	through	Year Ended
	August 31, 2013	November 30, 2012
	(Unaudited)
Operations
Net investment loss	$(1,518,726)	$(1,439,536)
Net realized gain on investments and interest rate swaps	10,329,645	12,025,458
Net unrealized appreciation of investments and interest rate swap contracts	14,490,466	3,842,041
Net increase in net assets applicable to common stockholders resulting from operations	23,301,385	14,427,963
Distributions to Common Stockholders
Return of capital	(7,519,989)	(9,792,027)
Capital Stock Transactions
Issuance of 9,610 and 5,441 common shares from reinvestment of distributions to stockholders, respectively	269,948	138,963
Total increase in net assets applicable to common stockholders	16,051,344	4,774,899
Net Assets
Beginning of period	160,716,539	155,941,640
End of period	$176,767,883	$160,716,539
Accumulated net investment loss, net of income taxes, end of period	$(3,537,695)	$(2,018,969)

See accompanying Notes to Financial Statements.

2013 3rd Quarter Report       9

Statement of Cash Flows Period from December 1, 2012 through August 31, 2013
(Unaudited)

Cash Flows from Operating Activities
Distributions received from master limited partnerships	$10,072,217
Dividend income received	181,133
Purchases of long-term investments	(31,830,220)
Proceeds from sales of long-term investments	31,149,822
Purchases of short-term investments, net	(58,152)
Payments on interest rate swap contracts, net	(283,331)
Interest expense paid	(288,296)
Operating expenses paid	(2,178,713)
Net cash provided by operating activities	6,764,460
Cash Flows from Financing Activities
Advances from margin loan facility	16,400,000
Repayments on margin loan facility	(18,300,000)
Distributions paid to common stockholders	(4,864,460)
Net cash used in financing activities	(6,764,460)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable
to common stockholders resulting from operations
to net cash provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$23,301,385
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(31,830,220)
Proceeds from sales of long-term investments	31,149,822
Purchases of short-term investments, net	(58,152)
Return of capital on distributions received	10,032,250
Deferred tax expense	11,971,819
Net unrealized appreciation of investments and
interest rate swap contracts	(21,935,399)
Net realized gain on investments	(15,920,156)
Changes in operating assets and liabilities:
Increase in distributions receivable from
master limited partnerships	(390)
Increase in prepaid expenses and other assets	(12,726)
Increase in payable to Adviser	64,649
Increase in accrued expenses and other liabilities	1,578
Total adjustments	(16,536,925)
Net cash provided by operating activities	$6,764,460
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$269,948

See accompanying Notes to Financial Statements.

10       Tortoise North American Energy Corp.

Financial Highlights
	Period from
	December 1, 2012	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2013	2012	2011	2010	2009	2008
	(Unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$25.51	$24.77	$24.51	$20.22	$10.78	$27.25
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.24)	(0.23)	(0.12)	(0.09)	0.25	0.43
Net realized and unrealized gain (loss) on investments and
interest rate swaps contracts(2)	3.93	2.53	1.89	5.86	10.67	(15.14)
Total income (loss) from investment operations	3.69	2.30	1.77	5.77	10.92	(14.71)
Distributions to Preferred Stockholders
Return of capital	—	—	—	—	—	(0.17)
Distributions to Common Stockholders
Net realized gain	—	—	—	—	—	(0.10)
Return of capital	(1.19)	(1.56)	(1.51)	(1.48)	(1.48)	(1.49)
Total distributions to common stockholders	(1.19)	(1.56)	(1.51)	(1.48)	(1.48)	(1.59)
Net Asset Value, end of period	$28.01	$25.51	$24.77	$24.51	$20.22	$10.78
Per common share market value, end of period	$27.72	$25.06	$24.05	$24.44	$19.49	$9.25
Total Investment Return Based on Market Value(3)	15.38%	10.87%	4.77%	33.62%	131.66%	(55.98)%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$176,768	$160,717	$155,942	$154,289	$126,609	$49,716
Average net assets (000’s)	$174,707	$160,825	$157,410	$141,986	$80,041	$113,045
Ratio of Expenses to Average Net Assets(4)
Advisory fees	1.42%	1.36%	1.28%	1.19%	1.13%	1.50%
Other expenses	0.28	0.31	0.32	0.38	1.01	0.48
Fee waiver	—	(0.01)	(0.07)	(0.12)	(0.12)	(0.23)
Subtotal	1.70	1.66	1.53	1.45	2.02	1.75
Leverage expenses(5)	0.22	0.24	0.47	0.75	1.17	3.71
Income tax expense (benefit)(6)	9.13	5.31	4.30	13.10	(4.70)	0.06
Total expenses	11.05%	7.21%	6.30%	15.30%	(1.51)%	5.52%

See accompanying Notes to Financial Statements.

2013 3rd Quarter Report       11

Financial Highlights (Continued)
	Period from
	December 1, 2012	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2013	2012	2011	2010	2009	2008
	(Unaudited)
Ratio of net investment income (loss) to average net assets
before fee waiver(4)(5)	(1.16)%	(0.90)%	(0.54)%	(0.50)%	1.82%	1.51%
Ratio of net investment income (loss) to average net assets
after fee waiver(4)(5)	(1.16)%	(0.89)%	(0.47)%	(0.38)%	1.94%	1.74%
Portfolio turnover rate	12.58%	22.37%	27.34%	27.89%	41.90%	36.69%
Short-term borrowings, end of period (000’s)	$32,900	$34,800	$31,300	$10,400	$5,900	—
Long-term debt obligations, end of period (000’s)	—	—	—	$15,000	$15,000	$15,000
Preferred stock, end of period (000’s)	—	—	—	—	—	$10,000
Per common share amount of long-term debt obligations
outstanding, end of period	—	—	—	$2.38	$2.40	$3.25
Per common share amount of net assets, excluding
long-term debt obligations, end of period	$28.01	$25.51	$24.77	$26.89	$22.61	$14.03
Asset coverage, per $1,000 of principal amount of
long-term debt obligations and short-term borrowings(7)	$6,373	$5,618	$5,982	$7,074	$7,058	$4,981
Asset coverage ratio of long-term debt obligations
and short-term borrowings(7)	637%	562%	598%	707%	706%	498%
Asset coverage, per $25,000 liquidation value per share
of preferred stock(8)	—	—	—	—	—	$74,716
Asset coverage ratio of preferred stock(8)	—	—	—	—	—	299%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2012, 2011, 2010, 2009, and 2008 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2E to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding broker commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(4)	Annualized for periods less than one full year.
(5)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to preferred stockholders.
(6)	For the period from December 1, 2012 through August 31, 2013, the Company accrued $11,971,819 for net deferred income tax expense. For the year ended November 30, 2012, the Company accrued $13,102 for current income tax expense and $8,530,007 for net deferred income tax expense. For the years ended November 30, 2011 and 2010, the Company accrued $6,732,194 and $18,559,864, respectively, for net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $3,732,366 for net deferred income tax benefit, which included $5,488,509 of deferred income tax benefit for the timing differences at December 1, 2008 when the Company converted to a taxable corporation. The Company accrued $44,786, $39,097, $(28,837) and $68,509 for the years ended November 30, 2011, 2010, 2009 and 2008, respectively, for current and foreign tax (benefit) expense.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

12       Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited) August 31, 2013

1. Organization

Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded U.S. master limited partnerships (“MLPs”), including oil and gas exploitation, energy infrastructure and energy shipping companies. The Company commenced operations on October 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYN.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at August 31, 2013.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

D. Foreign Withholding Taxes

The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.

E. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates

2013 3rd Quarter Report       13

Notes to Financial Statements (Unaudited) (Continued)

distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2011 through November 30, 2012, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 10 percent of total distributions as investment income and approximately 90 percent as return of capital.

Subsequent to November 30, 2012, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2011 through November 30, 2012 based on the 2012 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $775,000 or $0.123 per share ($493,000 or $0.078 per share, net of deferred tax benefit), an increase in unrealized appreciation of investments of approximately $726,000 or $0.115 per share ($461,000 or $0.073 per share, net of deferred tax expense), and an increase in realized gains of approximately $49,000 or $0.008 per share ($32,000 or $0.005 per share, net of deferred tax expense) for the period from December 1, 2012 through August 31, 2013.

Subsequent to the period ended February 28, 2013, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2013 estimates, after considering the final allocations for 2012. This reclassification amounted to a decrease in pre-tax net investment income of approximately $57,000 or $0.009 per share ($36,000 or $0.006 per share, net of deferred tax benefit), a decrease in unrealized appreciation of investments of approximately $162,000 or $0.026 per share ($103,000 or $0.016 per share, net of deferred tax benefit), and an increase in realized gains of approximately $219,000 or $0.035 per share ($139,000 or $0.022 per share, net of deferred tax expense).

F. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock (if any) following such distribution. The character of distributions to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2012 and the period ended August 31, 2013 was 100 percent return of capital. For tax purposes, the Company’s distributions to common stockholders for the year ended November 30, 2012 were 100 percent qualified dividend income. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2013.

G. Federal Income Taxation

From the Company’s inception through November 30, 2008, the Company qualified as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Effective December 1, 2008, the Company is treated as a taxable corporation for federal and state income tax purposes. The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

H. Offering and Debt Issuance Costs

Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

I. Derivative Financial Instruments

The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statement of Assets & Liabilities. Cash settlements under the terms of the interest rate swap contracts and termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

14       Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited) (Continued)

J. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

K. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively.

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. The additional disclosures required by these amendments are reflected within the financial statements.

3. Concentration Risk

Under normal conditions, the Company will have at least 80 percent of its total assets in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company may invest up to 50 percent of its total assets in restricted securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2013, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$5,749,365
AMT credit	33,959
Organization costs	36,941
State of Kansas credit	4,055
5,824,320
Deferred tax liabilities:
Basis reduction of investment in MLPs	11,575,789
Net unrealized gains on investment securities	34,660,261
46,236,050
Total net deferred tax liability	$40,411,730

2013 3rd Quarter Report       15

Notes to Financial Statements (Unaudited) (Continued)

At August 31, 2013, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to the Company’s estimates of future taxable income will be made in the period such determination is made. The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of August 31, 2013, the Company had no uncertain tax positions and no penalties and interest were accrued. Tax years subsequent to the year ending November 30, 2008 remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the period ended August 31, 2013, as follows:

Application of statutory income tax rate	$12,345,621
State income taxes, net of federal tax benefit	504,407
Change in deferred tax liability due to change in
overall tax rate	(813,355)
Dividends received deduction	(64,854)
Total income tax expense	$11,971,819

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period, the Company re-evaluated its overall federal and state income tax rate, revising it from 37.25 percent to 36.43 percent, due to (1) an anticipated 35 percent federal rate and (2) anticipated state apportionment of income and gains.

For the period from December 1, 2012 through August 31, 2013, the components of income tax expense include deferred federal and state income tax expense (net of federal tax benefit) of $11,501,885 and $469,934, respectively.

The Company acquired all of the net assets of Tortoise Gas and Oil Corporation (“TGO”) on September 14, 2009 in a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code. As of November 30, 2012, the Company had a net operating loss for federal income tax purposes of approximately $12,743,000. This includes a net operating loss of approximately $7,935,000 from TGO. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $2,677,000, $5,258,000, $463,000, $2,247,000, $5,000 and $2,093,000 in the years ending November 30, 2027 through November 30, 2032. Utilization of the net operating loss from TGO is further subject to Section 382 limitations of the Internal Revenue Code, which limit tax attributes subsequent to ownership changes. The amount of deferred tax asset for net operating losses at August 31, 2013 includes amounts for the period from December 1, 2012 through August 31, 2013.

As of November 30, 2012, the Company had a capital loss carryforward of approximately $6,500,000. This amount includes a capital loss of approximately $1,400,000 from TGO. As of August 31, 2013, the Company estimated that it utilized its capital loss carryforward. The capital gains for the period ended August 31, 2013 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2013 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As of November 30, 2012, an AMT credit of $33,959 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of August 31, 2013, the aggregate cost of securities for federal income tax purposes was $126,191,388. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $127,027,823, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $48,733 and the net unrealized appreciation was $126,979,090.

6. Fair Value of Financial Instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of August 31, 2013. These assets and liabilities are measured on a recurring basis.

	Fair Value at
Description	August 31, 2013	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$4,134,348	$4,134,348	$—	$—
Master Limited Partnerships
and Related Companies(a)	248,906,373	248,906,373	—	—
Total Equity Securities	253,040,721	253,040,721	—	—
Other Securities:
Short-Term Investment(b)	129,757	129,757	—	—
Total Assets	$253,170,478	$253,170,478	$—	$—
Liabilities
Interest Rate Swap Contracts	$93,060	$—	$93,060	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at August 31, 2013.

The Company did not hold any Level 3 securities during the period from December 1, 2012 through August 31, 2013.

16       Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited) (Continued)

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels during the period ended August 31, 2013.

7. Investment Transactions

For the period from December 1, 2012 through August 31, 2013, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $31,830,220 and $31,149,822 (excluding short-term debt securities), respectively.

8. Credit Facility

As of August 31, 2013, the Company has a 270-day rolling evergreen margin loan facility with Bank of America, N.A. The terms of the agreement provide for a $40,000,000 facility that is secured by certain of the Company’s assets. Outstanding balances generally accrue interest at a variable rate equal to one-month LIBOR plus 0.85 percent and unused portions of the facility accrue a fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the margin loan facility was utilized during the period ended August 31, 2013, was approximately $35,100,000 and 1.05 percent, respectively. At August 31, 2013, the principal balance outstanding was $32,900,000 at an interest rate of 1.03 percent.

Under the terms of the margin loan facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At August 31, 2013, the Company was in compliance with the terms of the margin loan facility.

9. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the net assets of the Company falling below $48,000,000 or the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding debt, then the Company could be required to make a termination payment to the extent of the Company’s net liability position, in addition to redeeming all or some of the debt. The Company segregates a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts. Details of the interest rate swap contracts outstanding as of August 31, 2013, are as follows:

			Fixed Rate	Floating Rate	Unrealized
	Maturity	Notional	Paid by the	Received by	Appreciation
Counterparty	Date	Amount	Company	the Company	(Depreciation)
The Bank of Nova Scotia	09/02/2014	$5,000,000	0.654%	1-month U.S. Dollar LIBOR	$(22,695)
The Bank of Nova Scotia	09/02/2016	5,000,000	1.258%	1-month U.S. Dollar LIBOR	(68,578)
The Bank of Nova Scotia	09/02/2018	5,000,000	1.815%	1-month U.S. Dollar LIBOR	(48,899)
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	47,112
		$25,000,000			$(93,060)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Company’s leverage.

2013 3rd Quarter Report       17

Notes to Financial Statements (Unaudited) (Continued)

The unrealized appreciation of interest rate swap contracts in the amount of $1,269,253 for the period ended August 31, 2013 is included in the Statement of Operations. Cash settlement payments under the terms of the interest rate swap contracts in the amount of $283,331 are recorded as realized losses for the period ended August 31, 2013. The total notional amount of all open swap agreements at August 31, 2013 is indicative of the volume of this derivative type for the period ended August 31, 2013.

Net Amounts
		Gross Amounts	of Assets	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of Assets
	Amounts of	Statement	the Statement	& Liabilities
	Recognized	of Assets &	of Assets &	Financial	Cash Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Interest Rate Swap Contracts	$47,112	$(47,112)	$—	$—	$—	$—

Net Amounts
		Gross Amounts	of Liabilities	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of Assets
	Amounts of	Statement	the Statement	& Liabilities
	Recognized	of Assets &	of Assets &	Financial	Cash Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Interest Rate Swap Contracts	$140,172	$(47,112)	$(93,060)	$—	$—	$(93,060)

10. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,310,801 shares outstanding at August 31, 2013. Transactions in common stock for the period ended August 31, 2013, were as follows:

Shares at November 30, 2012	6,301,191
Shares issued through reinvestment of distributions	9,610
Shares at August 31, 2013	6,310,801

11. Subsequent Events

On September 3, 2013, the Company paid a distribution in the amount of $0.40 per common share, for a total of $2,524,320. Of this total, the dividend reinvestment amounted to $147,837.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

18       Tortoise North American Energy Corp.

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended August 31, 2013, the aggregate compensation paid by the Company to the independent directors was $36,750. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2013 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

2013 3rd Quarter Report       19

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
P. Bradley Adams
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise North American Energy Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYN

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$2,080	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$389

Tortoise Energy Capital Corp.		Midstream Equity	$1,092	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$449

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$1,927	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$230

Tortoise North American Energy Corp.		Midstream/Upstream Equity	$260

(1) As of 9/30/13

TYN
LISTED
NYSE

Tortoise North American Energy Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.